------------------------------------------------------------
          Table of Contents
        ------------------------------------------------------------

        ------------------------------------------------------------
        Performance Summary                                        2
        ------------------------------------------------------------
        Letter to Shareholders                                     3
        ------------------------------------------------------------
        The Guardian Park Avenue Fund
        ------------------------------------------------------------
          Interview with Charles E. Albers                         4
        ------------------------------------------------------------
          Fund Profile                                             6
        ------------------------------------------------------------
        Financials
        ------------------------------------------------------------
          The Guardian/Value Line Separate Account                 8
        ------------------------------------------------------------
          The Guardian Park Avenue Fund                           16
        ------------------------------------------------------------


--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
-----------------------------------------------

Objective:  Long-term growth of capital
-----------------------------------------------
Portfolio:  At least 80% common stocks and
            securities convertible into
            common stocks
-----------------------------------------------
Inception:  June 1, 1972
-----------------------------------------------
Net Assets at December 31, 1996: $1,428,191,372
-----------------------------------------------

     "We believe that soundly-based quantitative models provide a valuable tool to the equity portfolio manager. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager.
We believe the best path to consistent returns, in excess of the indexes, requires the synergistic results of combining good quantitative tools with good manager judgment."

                    --Charles E. Albers, C.F.A.
                      Portfolio Manager

--------------------------------------------------------------------------------
Performance Summary
-----------------------------------------------

              [GRAPHICAL REPRESENTATION OF GUARDIAN LIFE BUILDING]

--------------------------------------------------------
Investment Option                          Total Return*
-----------------                          -------------
The Guardian Park Avenue Fund .............    25.24%
Value Line Leveraged Growth Investors .....    21.10%
Value Line Special Situations Fund ........     6.19%
Value Line Fund ...........................    21.32%
Value Line Income Fund ....................    16.22%
Value Line U.S. Govt. Securities Fund .....     2.90%
Value Line Cash Fund ......................     3.93%
--------------------------------------------------------

Fixed-Rate Option
-----------------

     The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate
Option during 1996 were as follows: for the month of January, 5.10%; for the months of February through May, 5.00%; and for the months of June through December, 5.25%.

     Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

--------------------------------------------------------

* The chart above shows the total returns for each investment option under Value Guard based on the percentage change in unit values during the period January 1, 1996 through December 31, 1996. In contrast to the returns presented elsewhere, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

     You will receive, under a separate cover, annual reports for the Value Line funds (available under Value Guard) shortly.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dear Contractowner:
---------------------------------------

[PHOTO]

Joe D. Sargent, CLU
President & CEO

     As the President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC) and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce this annual report on the performance results of your contract's separate account and its underlying investment options for the year ended December 31, 1996.

On Our Ratings

     Once again, we are proud to report that as of December 31, 1996, the date of this report, both GIAC and its parent, The Guardian Life Insurance Company of America, continue to enjoy excellent ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best, and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to Value Guard's underlying variable investment options, which are subject to the risks of investing in securities. We are very proud of our ratings as they reflect the strength of the company standing behind the contract's guarantees.

Our Commitment to You

     We at The Guardian are proud of our tradition of commitment to you, our contractowners. Charles Albers, portfolio manager for the Guardian Park Avenue Fund, and I invite you to read his interview to learn more about the strategies he used to manage your investment option during 1996.

     Thank you for continuing to invest for your future through GIAC.

Regards,


/s/ JOSEPH D. SARGENT


Joseph D. Sargent, CLU
President & Chief Executive Officer

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
---------------------------------------

[PHOTO]

Charles E. Albers, C.F.A.
Portfolio Manager

Q. 1996 was another outstanding year for the Fund. What is your assessment of how the Fund performed?

A. The Fund had excellent performance in 1996, both in absolute and relative terms. In absolute terms, the Fund produced a total return to shareholders of 26.5%, after expenses.(1) For the second year in a row, following 34.3% in 1995, the Fund was able to produce excellent absolute returns. The Fund's 1996 return of 26.5% also represented a solid return on a relative basis, when comparing the Fund's returns to the average return of 19.2% shown by all Lipper U.S. Growth Funds during the same period.(2) The Fund's performance ranked it solidly in the top decile within Lipper's growth fund category, ranking number 63 out of 669 U.S. equity growth funds. The Fund also bettered the S&P 500 Composite Index,(5) which returned 22.8%.

     Of course, from the shareholders' viewpoint, it's really the long-term results that count the most. Here too, the Fund has done well, placing it in the top 5% of Lipper Growth Funds over the last 5 years, ranking number 12 out of 255 for the 5-year period ended December 31, 1996. The Fund ranked number 22 out of 163 similar funds for the 10-year period and number 8 out of 111 for the 15-year period ended December 31, 1996.

     According to Lipper,(3) the Fund has ranked in the top 10 of all U.S. Equity funds over the 15-year period through year-end 1996 and has also earned a spot on Barron's Magazine's "list of winners".(4) Clearly, our investment methods have withstood the test of time.

Q. What factors affected Fund performance in 1996?

A. Two factors deserve special mention here. First, for the second year in a row, large-cap stocks outperformed small-cap stocks, as can be seen in the following table:

                                     Total Return %
                                   ------------------
                                    1995        1996
                                   ------      ------
Large-Cap (S&P 500)                +37.4%      +22.8%
Small-Cap (Russell 2000)(6)        +28.4%      +16.5%
                                   ------      ------
Difference                          +9.0%       +6.3%

     Fortunately, we perceived early in 1995 that a shift to large-caps would be advantageous, and we tilted the GPAF portfolio accordingly, as shown in the chart below. That shift had a very positive impact on investment performance in both 1995 and 1996.

                     Weighted Average Market Capitalization
                                  ($ Billions)

                                   [Bar Chart]

          12/31/94     6/30/95     12/31/95     6/30/96     12/31/96
          --------     -------     --------     -------     --------
S&P         22.0        26.2         30.6        34.4         39.3
GPAF         6.0        14.9         24.6        34.7         37.7

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report 4th Quarter 1996. Lipper rankings are based on total return and do not take into account any deductions for sales loads.
(4)  As reported in Barron's Magazine, dated January 6, 1997.
(5) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
(6) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses which are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The other factor which had a significant impact on 1996 results was our proprietary stock scoring system. This system has historically provided us solid guidance in stock selection, and this record continued into 1996. The predictive power of this quantitative tool during 1996 can be seen in the table below.

                                    1996 Price Performance (%)
                                    --------------------------
Stock Scoring System                S&P 500          Next 1500
      Ranking                       Universe           Stocks
--------------------                --------           ------
Top Quintile                         19.4%             23.7%
Universe Average                     16.9%             15.2%
Bottom Quintile                       9.5%              6.3%

     This table shows that, within the S&P 500 stock universe, the stock scoring system's top-ranked quintile (20%) of stocks appreciated 19.4%, approximately 10% better than the S&P 500 stocks in the system's bottom-ranked quintile. Moreover, in the "next 1500" universe of smaller stocks, the spread between the top and bottom quintiles was much greater at 17.4%. Generally, we find that the predictive power of our models is greater within our universe for smaller cap stocks.

Q. What strategies did you use to manage the Fund during 1996?

A. There was no change in our strategic approach to managing the portfolio during 1996. We believe that soundly-based quantitative models provide a valuable tool to the equity portfolio manager. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the best path to consistent returns, in excess of the indexes, requires the synergistic results of combining good quantitative tools with good manager judgment.

     Our quantitative tools look at the portfolio two different ways: "top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which portfolio style has the most attractive performance prospects. The "bottom-up" approach uses our proprietary stock scoring system to identify specific attractive stocks within our 2000 stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining them both within one portfolio.

Q. What have been the portfolio's weights in different economic sectors, and how have these weightings affected performance?

A. The attached table shows the Fund's portfolio weightings for all of the major economic sectors for the year ended December 31, 1996. As you can see, our three largest positions were in Financial (25.6%), Consumer Staples (19.3%) and Energy (18.1%). During 1996, the portfolio's relative weightings in the different sectors contributed positively to the Fund's good relative performance. Specifically, the Fund's two most overweighted sectors at 12/31/96, relative to the S&P 500, were in Financials and Energy. The Fund overweighted the Financial sector by 10.6% and the Energy sector by 8.4%. Both of these sectors outperformed the market during the year.

Q. Looking ahead to 1997, how will you be managing the Fund?

A. We continue to believe that well-established, large-cap companies have the better prospects in 1997. This view is supported both by our quantitative "style predictor" models and also by our fundamental investment judgment. The current business cycle expansion is in its mature stage and competitive business pressures are intensifying in many industries and, thus, overall profit growth is slowing. We expect this to continue in 1997. In such an environment, we believe it is the high-quality large-cap companies that are in the best position to sustain growth of sales and profits. And, the logic is perfectly clear: the stock prices of those high-quality companies should do fairly well, following the relatively good fundamental company profits.

     As always, we will stay attuned to the changing investment environment. Our goal is to produce superior results for our shareholders on a consistent basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund Profile
as of December 31, 1996
-------------------------------------------------------

PIE CHART:

Cash & Cash Equivalents       4%
Common Stock                 96%

Portfolio Composition

     The Guardian Park Avenue Fund portfolio holds 302 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

-----------------------------------------------
Guardian Park Avenue Fund--
Top 10 Holdings as of 12/31/96

  1  General Electric                    2.99%
-----------------------------------------------
  2  Citicorp                            2.53%
-----------------------------------------------
  3  Exxon Corporation                   2.23%
-----------------------------------------------
  4  Intel Corporation                   2.23%
-----------------------------------------------
  5  Merck & Co.                         2.22%
-----------------------------------------------
  6  McDonnell Douglas                   2.21%
-----------------------------------------------
  7  Johnson & Johnson                   2.11%
-----------------------------------------------
  8  Philip Morris                       2.11%
-----------------------------------------------
  9  DuPont De Nemours                   1.85%
-----------------------------------------------
 10  Bristol Myers Squibb                1.63%
-----------------------------------------------


Comparison of Common Stocks Held by the Fund on December 31, 1995 and 1996

       PIE CHART:                              PIE CHART:

Conglomerates - 1.5%                    Conglomerates - 1.8%
Consumer Services - 2.4%                Consumer Services - 1.7%
Other - 10.4%                           Other - 3.2%
Consumer Cyclical - 3.2%                Consumer Cyclical - 3.4%
Technology - 23.3%                      Technology - 16.9%
Financial - 18.2%                       Financial - 25.6%
Consumer Staples - 17.9%                Consumer Staples - 19.3%
Capital Goods - 3.3%                    Capital Goods - 5.3%
Energy - 12.4%                          Energy - 18.1%
Basic Industry - 7.4%                   Basic Industry - 4.8%

      1995                                     1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment


                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

          The Guardian Park Avenue Fund      $382,268
          S&P 500 Index                      $171,365
          Lipper U.S. Equity Growth
            Fund Average                     $150,775
          Cost of Living                     $ 38,331

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $382,268 on December 31, 1996. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $171,365. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $150,775. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

------------------------------------------------------------------------------------------
              Average Annual Returns(1) for Periods Ended 12/31/96

                                                                           Since Inception
                                              1 Year   5 Years  10 Years      (6/1/72)
------------------------------------------------------------------------------------------
At Net Asset Value(2) (without sales charge)  26.49%   19.39%    16.03%        16.07%
------------------------------------------------------------------------------------------
Class A Shares(3) (with sales charge)         20.80%   18.30%    15.50%        15.86%
------------------------------------------------------------------------------------------
S&P 500 Index                                 22.82%   15.14%    15.15%        12.26%
------------------------------------------------------------------------------------------

Performance for Class B shares, which became effective on May 1, 1996, will vary due to differences in expenses charged to each share class.
(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988 shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charges.
(3) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian/Value Line Separate Account
-------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                                                                    Value Line
                                                                            Guardian                  Value Line     Special
                                                                          Park Avenue    Value Line     Income      Situations
                                                           Combined          Fund           Fund         Fund         Fund
                                                         ---------------------------------------------------------------------
FIFO cost ............................................           --       $128,678,470  $ 7,998,838   $ 7,422,601   $ 550,025
                                                         =====================================================================
Assets
  Shares outstanding .................................           --          4,983,140      511,267     1,028,974      36,458
  Net asset value per share (NAV) ....................           --              37.91        19.29          7.37       13.34
    Total Assets (Shares x NAV) ......................   $248,508,637      188,910,838    9,862,341     7,583,535     486,349
                                                         ------------     ------------  -----------   -----------   ---------
Liabilities
  Risk charges and other liabilities .................      2,773,027          251,136       15,323         9,072       2,056
                                                         ------------     ------------  -----------   -----------   ---------
Net Assets--Note 3 ...................................   $245,735,610     $188,659,702  $ 9,847,018   $ 7,574,463   $ 484,293
                                                         ============     ============  ===========   ===========   =========


                                                            Value Line     Value Line
                                                            Leveraged    U.S. Government   Value Line
                                                              Growth        Securities        Cash
                                                            Investors         Fund            Fund
                                                           ------------------------------------------
FIFO cost ............................................     $ 3,999,365     $ 14,700,110   $22,961,565
                                                           ==========================================
Assets
  Shares outstanding .................................         161,003        1,247,100    22,961,565
  Net asset value per share (NAV) ....................           31.51            10.93          1.00
    Total Assets (Shares x NAV) ......................       5,073,205       13,630,804    22,961,565
                                                           -----------     ------------   -----------
Liabilities
  Risk charges and other liabilities .................           7,319            9,838     2,478,283
                                                           -----------     ------------   -----------
Net Assets--Note 3 ...................................     $ 5,065,886     $ 13,620,966   $20,483,282
                                                           ===========     ============   ===========


COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 1996

                                                                                                                        Value Line
                                                                               Guardian                   Value Line      Special
                                                                              Park Avenue   Value Line      Income      Situations
                                                                 Combined         Fund         Fund          Fund          Fund
                                                               -------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ...................................... $ 4,361,777   $  1,981,730  $    51,759   $   215,952   $   7,339
  Expenses--Note 4:
    Mortality and expense risk charges ........................   2,439,779      1,755,422       95,217        71,219       5,205
                                                                -----------   ------------  -----------   -----------   ---------
Net investment income/(expense) ...............................   1,921,998        226,308      (43,458)      144,733       2,134
                                                                -----------   ------------  -----------   -----------   ---------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from sale of investments:
    Net realized gain/(loss) from sale of investments .........   9,507,128      9,259,219      234,674       121,475       9,974
    Reinvested realized gain distributions ....................  22,997,974     20,456,737    1,014,458       924,788     104,840
                                                                -----------   ------------  -----------   -----------   ---------
    Net realized gain/(loss) on investments ...................  32,505,102     29,715,956    1,249,132     1,046,263     114,814
                                                                -----------   ------------  -----------   -----------   ---------

    Unrealized appreciation/(depreciation) of investments:
      End of year .............................................  62,197,663     60,232,368    1,863,503       160,934     (63,676)
      Beginning of year .......................................  52,505,788     51,003,037    1,292,758       290,267      22,373
                                                                -----------   ------------  -----------   -----------   ---------
      Change in unrealized appreciation/(depreciation) ........   9,691,875      9,229,331      570,745      (129,333)    (86,049)
                                                                -----------   ------------  -----------   -----------   ---------
    Net realized and unrealized gain/(loss) from investments ..  42,196,977     38,945,287    1,819,877       916,930      28,765
                                                                -----------   ------------  -----------   -----------   ---------
Net Increase/(Decrease) in Net Assets Resulting from Operations $44,118,975   $ 39,171,595  $ 1,776,419   $ 1,061,663   $  30,899
                                                                ===========   ============  ===========   ===========   =========

                                                                  Value Line      Value Line
                                                                  Leveraged     U.S. Government  Value Line
                                                                    Growth         Securities       Cash
                                                                  Investors          Fund           Fund
                                                                  ------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................   $        59     $    999,444   $ 1,105,494
  Expenses--Note 4:
    Mortality and expense risk charges ........................        49,654          147,746       315,316
                                                                  -----------     ------------   -----------
Net investment income/(expense) ...............................       (49,595)         851,698       790,178
                                                                  -----------     ------------   -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from sale of investments:
    Net realized gain/(loss) from sale of investments .........       379,973         (498,187)         --
    Reinvested realized gain distributions ....................       497,151             --            --
                                                                  -----------     ------------   -----------
    Net realized gain/(loss) on investments ...................       877,124         (498,187)         --
                                                                  -----------     ------------   -----------

    Unrealized appreciation/(depreciation) of investments:
      End of year .............................................     1,073,840       (1,069,306)         --
      Beginning of year .......................................       979,278       (1,081,925)         --
                                                                  -----------     ------------   -----------
      Change in unrealized appreciation/(depreciation) ........        94,562           12,619          --
                                                                  -----------     ------------   -----------
    Net realized and unrealized gain/(loss) from investments ..       971,686         (485,568)         --
                                                                  -----------     ------------   -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $   922,091     $    366,130   $   790,178
                                                                  ===========     ============   ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

                                      8 - 9

--------------------------------------------------------------------------------
The Guardian/Value Line Separate Account
-------------------------------------------------

COMBINED STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1995 and 1996


                                                                                     Guardian                     Value Line
                                                                                    Park Avenue     Value Line      Income
                                                                     Combined          Fund            Fund          Fund
                                                                  -------------    ------------------------------------------
1995 Increase/(Decrease) from Operations
  Net investment income/(expense) ............................... $   1,934,116    $     (57,574)  $   (26,293)  $   156,953
  Net realized gain/(loss) from sale of investments .............    10,291,941        9,836,679       337,826        22,942
  Reinvested realized gain distributions ........................     9,277,636        7,985,632       535,047       171,757
  Change in unrealized appreciation/(depreciation) of investments    28,036,847       23,678,235     1,332,370     1,058,579
                                                                  -------------    -------------   -----------   -----------
  Net increase/(decrease) resulting from operations .............    49,540,540       41,442,972     2,178,950     1,410,231
                                                                  -------------    -------------   -----------   -----------
Contract Transactions
  Net contract purchase payments ................................     5,089,897        3,608,939       169,566       173,365
  Transfers between funds .......................................          --           (893,011)      (45,640)     (250,799)
  Administrative charges ........................................      (228,962)        (157,925)       (9,942)       (7,659)
  Redemptions and annuity benefits ..............................   (25,235,537)     (13,626,884)   (1,340,589)     (910,315)
                                                                  -------------    -------------   -----------   -----------
  Net increase/(decrease) from contract transactions ............   (20,374,602)     (11,068,881)   (1,226,605)     (995,408)
                                                                  -------------    -------------   -----------   -----------
Actuarial Increase in Reserves for Contracts in Payment Period ..        14,343            8,096          --           2,376
                                                                  -------------    -------------   -----------   -----------
Total Increase/(Decrease) in Net Assets .........................    29,180,281       30,382,187       952,345       417,199
  Net Assets at December 31, 1994 ...............................   188,763,836      129,650,820     7,486,176     6,173,755
                                                                  -------------    -------------   -----------   -----------
  Net Assets at December 31, 1995 ............................... $ 217,944,117    $ 160,033,007   $ 8,438,521   $ 6,590,954
                                                                  =============    =============   ===========   ===========

1996 Increase/(Decrease) from Operations
  Net investment income/(expense) ............................... $   1,921,998    $     226,308   $   (43,458)  $   144,733
  Net realized gain/(loss) from sale of investments .............     9,507,128        9,259,219       234,674       121,475
  Reinvested realized gain distributions ........................    22,997,974       20,456,737     1,014,458       924,788
  Change in unrealized appreciation/(depreciation) of investments     9,691,875        9,229,331       570,745      (129,333)
                                                                  -------------    -------------   -----------   -----------
  Net increase/(decrease) resulting from operations .............    44,118,975       39,171,595     1,776,419     1,061,663
                                                                  -------------    -------------   -----------   -----------
Contract Transactions
  Net contract purchase payments ................................     5,585,974        4,104,455       163,013       140,420
  Transfers between funds .......................................          --           (736,955)       25,430       410,522
  Administrative charges ........................................      (204,157)        (143,825)      (10,142)       (6,737)
  Redemptions and annuity benefits ..............................   (21,757,228)     (13,789,822)     (546,223)     (624,340)
                                                                  -------------    -------------   -----------   -----------
  Net increase/(decrease) from contract transactions ............   (16,375,411)     (10,566,147)     (367,922)      (80,135)
                                                                  -------------    -------------   -----------   -----------
Actuarial Increase in Reserves for Contracts in Payment Period ..        47,929           21,247          --           1,981
                                                                  -------------    -------------   -----------   -----------
Total Increase/(Decrease) in Net Assets .........................    27,791,493       28,626,695     1,408,497       983,509
  Net Assets at December 31, 1995 ...............................   217,944,117      160,033,007     8,438,521     6,590,954
                                                                  -------------    -------------   -----------   -----------
  Net Assets at December 31, 1996--Note 3 ....................... $ 245,735,610    $ 188,659,702   $ 9,847,018   $ 7,574,463
                                                                  =============    =============   ===========   ===========
                                                                    Value Line   Value Line     Value Line
                                                                     Special     Leveraged    U.S. Government   Value Line
                                                                    Situations     Growth       Securities         Cash
                                                                       Fund      Investors         Fund            Fund
                                                                  ---------------------------------------------------------
1995 Increase/(Decrease) from Operations
  Net investment income/(expense) ...............................   $  (4,480)  $   (32,129)   $    916,928    $    980,711
  Net realized gain/(loss) from sale of investments .............     142,942       242,302        (290,750)           --
  Reinvested realized gain distributions ........................     110,630       474,570            --              --
  Change in unrealized appreciation/(depreciation) of investments    (121,823)      616,776       1,472,710            --
                                                                    ---------   -----------    ------------    ------------
  Net increase/(decrease) resulting from operations .............     127,269     1,301,519       2,098,888         980,711
                                                                    ---------   -----------    ------------    ------------
Contract Transactions
  Net contract purchase payments ................................      13,301        78,008         319,602         727,116
  Transfers between funds .......................................     (54,146)      (93,640)       (535,085)      1,872,321
  Administrative charges ........................................      (1,244)       (5,563)        (17,518)        (29,111)
  Redemptions and annuity benefits ..............................    (430,900)     (342,179)     (2,376,318)     (6,208,352)
                                                                    ---------   -----------    ------------    ------------
  Net increase/(decrease) from contract transactions ............    (472,989)     (363,374)     (2,609,319)     (3,638,026)
                                                                    ---------   -----------    ------------    ------------
Actuarial Increase in Reserves for Contracts in Payment Period ..        --             672           9,464          (6,265)
                                                                    ---------   -----------    ------------    ------------
Total Increase/(Decrease) in Net Assets .........................    (345,720)      938,817        (500,967)     (2,663,580)
  Net Assets at December 31, 1994 ...............................     858,035     3,811,040      16,805,498      23,978,512
                                                                    ---------   -----------    ------------    ------------
  Net Assets at December 31, 1995 ...............................   $ 512,315   $ 4,749,857    $ 16,304,531    $ 21,314,932
                                                                    =========   ===========    ============    ============

1996 Increase/(Decrease) from Operations
  Net investment income/(expense) ...............................   $   2,134   $   (49,595)   $    851,698    $    790,178
  Net realized gain/(loss) from sale of investments .............       9,974       379,973        (498,187)           --
  Reinvested realized gain distributions ........................     104,840       497,151            --              --
  Change in unrealized appreciation/(depreciation) of investments     (86,049)       94,562          12,619            --
                                                                    ---------   -----------    ------------    ------------
  Net increase/(decrease) resulting from operations .............      30,899       922,091         366,130         790,178
                                                                    ---------   -----------    ------------    ------------
Contract Transactions
  Net contract purchase payments ................................      14,788        49,624         226,268         887,406
  Transfers between funds .......................................      15,945      (166,525)       (607,440)      1,059,023
  Administrative charges ........................................      (1,142)       (5,134)        (13,013)        (24,164)
  Redemptions and annuity benefits ..............................     (88,512)     (484,999)     (2,666,666)     (3,556,666)
                                                                    ---------   -----------    ------------    ------------
  Net increase/(decrease) from contract transactions ............     (58,921)     (607,034)     (3,060,851)     (1,634,401)
                                                                    ---------   -----------    ------------    ------------
Actuarial Increase in Reserves for Contracts in Payment Period ..        --             972          11,156          12,573
                                                                    ---------   -----------    ------------    ------------
Total Increase/(Decrease) in Net Assets .........................     (28,022)      316,029      (2,683,565)       (831,650)
  Net Assets at December 31, 1995 ...............................     512,315     4,749,857      16,304,531      21,314,932
                                                                    ---------   -----------    ------------    ------------
  Net Assets at December 31, 1996--Note 3 .......................   $ 484,293   $ 5,065,886    $ 13,620,966    $ 20,483,282
                                                                    =========   ===========    ============    ============

                       See notes to financial statements.

                                    10 - 11

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

Note 1 -- Organization

     The Guardian/Value Line Separate Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 6, 1980. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions within the Account or to the Fixed Rate Option
(FRO). Amounts allocated to the FRO are maintained by GIAC in its general account. The Guardian Park Avenue Fund, one of the investment options available under the contracts, has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. A tax-qualified investment division and a non-tax-qualified investment division have been established within each investment option available in the Account.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

Note 2 -- Significant Accounting Policies

     The following is a summary of significant accounting policies of the Account.

Investments

     (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of investments is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

     (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

     During the years ended December 31, 1996 and December 31, 1995, purchases and sales of shares of the Funds were as follows:

                                             Purchases      Purchases        Sales          Sales
                                            December 31,   December 31,   December 31,   December 31,
The Guardian/Value Line Separate Account        1996           1995           1996           1995
                                            ------------   ------------   ------------   ------------
Guardian Park Avenue Fund ............      $28,392,918    $18,365,577    $18,051,599    $21,548,337
Value Line Fund ......................        1,381,332        929,961        767,037      1,653,929
Value Line Income Fund ...............        1,813,831        730,555        814,226      1,403,108
Value Line Special Situations Fund....          180,605        126,691        131,347        500,490
Value Line Leveraged Growth Fund .....          720,240        642,017        873,064        567,151
Value Line US Govt Bond Fund .........        1,978,391      2,055,128      4,162,798      3,729,773
Value Line Cash Fund .................        8,016,045     10,502,928      8,539,952     12,829,767
                                            ------------   ------------   ------------   ------------
  Total ..............................      $42,483,362    $33,352,857    $33,340,023    $42,232,555
                                            ===========    ===========    ===========    ===========

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (Continued)


Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under the tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

     Owners of non-tax-qualified contracts are taxed directly on the investment income and realized capital gains distributed by the underlying mutual funds to the Account's non-tax-qualified divisions.

Note 3 -- Net Assets, December 31, 1996

                                                                Accumulation
                                                                    Unit           Total
                                                 Units Owned        Value       Unit Value
                                                 -----------        -----       ----------
Tax-Qualified Accounts
  The Guardian Park Avenue Fund .............  1,757,096.966   $  106.975783  $187,966,824
  Value Line Fund, Inc. .....................    180,701.287       54.067255     9,770,023
  Value Line Income Fund, Inc. ..............    142,806.501       52.560176     7,505,935
  Value Line Special Situations Fund, Inc. ..     18,898.314       25.181424       475,886
  Value Line Leveraged Growth Investors, Inc.     73,434.959       68.003247     4,993,816
  Value Line U.S. Government Securities Fund,
   Inc ......................................    321,926.099       40.899347    13,166,567
  Value Line Cash Fund, Inc. ................    773,013.141       25.974172    20,078,376
Non-Tax-Qualified Accounts
  The Guardian Park Avenue Fund .............        364.482       97.630911        35,585
  Value Line Fund, Inc. .....................      1,653.706       46.559081        76,995
  Value Line Income Fund, Inc. ..............        492.742       49.503397        24,392
  Value Line Special Situations Fund, Inc. ..        335.482       25.059541         8,407
  Value Line Leveraged Growth Investors, Inc.         66.001       67.907692         4,482
  Value Line U.S. Government Securities Fund,
   Inc ......................................           --         40.900662          --
  Value Line Cash Fund, Inc. ................      3,801.603       25.974172        98,743
                                                                              ------------
                                                                               244,206,031
  Contracts receiving annuity payments ......                                    1,529,579
                                                                              ------------
  Total Net Assets ..........................                                 $245,735,610
                                                                              ============

     In some instances the calculation of total assets may not agree due to rounding.

Note 4 -- Administrative and Mortality and Expense Risk Charges

     Contractual charges paid to GIAC include:

     (1) an annual fee to cover GIAC's administrative expenses to be deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. Such charge is $30 for a Single Purchase Payment Contract and $35 for a Flexible Purchase Payment Contract;

     (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners;

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (Continued)


     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years; and

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Note 5 -- Accumulation Unit Values for the Current Year End and the Four Prior Year Ends

                            December 31,  December 31,  December 31,  December 31,  December 31,
                                1996          1995          1994          1993          1992
                            ------------  ------------  ------------  ------------  ------------
Tax-Qualified Accounts
  The Guardian Park
    Avenue Fund ..........  $106.975783   $ 85.415119   $ 64.239324   $ 65.820751   $ 55.265742
  Value Line Fund, Inc. ..    54.067255     44.564679     34.065614     36.013237     34.047914
  Value Line Income
    Fund, Inc. ...........    52.560176     45.222228     36.177740     38.200993     35.635145
  Value Line Special
    Situations Fund, Inc.     25.181424     23.713301     18.569957     18.562076     16.591003
  Value Line Leveraged
    Growth Investors, Inc.    68.003247     56.152490     41.374494     43.392851     37.713144
  Value Line U.S. ........
    Government Securities
    Fund, Inc. ...........    40.899347     39.743747     35.073507     39.653412     36.472675
  Value Line Cash Fund,
    Inc ..................    25.974172     24.991807     23.942278     23.319713     22.851156
Non-Tax-Qualified Accounts
  The Guardian Park
    Avenue Fund ..........    97.630911     77.953689     58.627708     60.070986     50.438005
  Value Line Fund, Inc. ..    46.559081     38.376101     29.335015     31.012168     29.319768
  Value Line Income Fund,
    Inc ..................    49.503397     42.592212     34.073730     35.979291     33.562683
  Value Line Special
    Situations Fund, Inc.     25.059541     23.598522     18.480070     18.472220     16.510695
  Value Line Leveraged
    Growth Investors, Inc.    67.907692     56.073569     41.316345     43.331875     37.660164
  Value Line U.S. ........
    Government Securities
    Fund, Inc. ...........    40.900662     39.745016     35.074624     39.654667     36.473831
  Value Line Cash Fund,
    Inc ..................    25.974172     24.991807     23.942278     23.319713     22.851156

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------


To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and Contractowners of The Guardian/Value Line
Separate Account, "Value Guard"

     In our opinion, the accompanying statement of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to Guardian Park Avenue Fund, Value Line Fund, Value Line Income Fund, Value Line Special Situations Fund, Value Line Leveraged Growth Investors, Value Line U.S. Government Securities Fund and Value Line Cash Fund (constituting The Guardian/Value Line Separate Account, "Value Guard", hereafter referred to as the "Separate Account") at December 31, 1996, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP



PRICE WATERHOUSE LLP
New York, New York
February 11, 1997

--------------------------------
Schedule of Investments
--------------------------------
December 31, 1996

o    The Guardian Park Avenue Fund

--------------------------------------------------------------
Common Stocks -- 94.2%
--------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------
Aerospace and Defense -- 4.9%
   147,049   Boeing Co.                         $   15,642,380
    48,889   Lockheed Martin Corp.                   4,473,343
   187,600   Logicon, Inc.                           6,847,400
   462,000   McDonnell Douglas Corp.                29,568,000
    93,950   Precision Castparts Corp.               4,662,269
    60,700   Rockwell Int'l. Corp.                   3,695,112
    36,000   Sundstrand Corp.                        1,530,000
     8,600   Trinity Industries, Inc.*                 323,885
    50,000   United Technologies Corp.               3,300,000
                                                --------------
                                                    70,042,389
--------------------------------------------------------------
Air Transportation -- 0.3%
    44,800   AMR Corp. Del*                          3,948,000
--------------------------------------------------------------
Appliance and Furniture -- 0.1%
    66,000   Furniture Brands Int'l., Inc.*            924,000
    20,000   Herman Miller, Inc.                     1,132,500
                                                --------------
                                                     2,056,500
--------------------------------------------------------------
Automotive -- 0.6%
   294,500   Ford Motor Co. DE*                      9,387,187
--------------------------------------------------------------
Biotechnology -- 0.2%
    56,100   Amgen, Inc.*                            3,050,438
--------------------------------------------------------------
Building Materials and Homebuilders -- 1.0%
    12,000   Armstrong World Industries, Inc.*         834,000
    24,700   Centex Corp.*                             929,337
    95,400   Coachmen Industries, Inc.               2,706,975
    58,000   Fleetwood Enterprises, Inc.             1,595,000
    38,000   Kaufman & Broad Home Corp.*               489,250
    58,900   Lennar Corp.*                           1,605,025
    30,000   McGrath Rent Corp.                        772,500
    70,000   Oakwood Homes Corp.*                    1,601,250
    26,000   Pulte Corp.*                              799,500
    21,700   Sherwin-Williams Co.*                   1,215,200
    15,200   U.S. Home Corp.*                          395,200
    13,600   Vulcan Materials Co.                      827,900
     9,600   Webb (Del) Corp.                          157,200
                                                --------------
                                                    13,928,337
--------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 0.9%
    50,555   Martin Marietta Materials, Inc.         1,175,404
    73,800   Minnesota Mining & Mfg. Co.             6,116,175
   102,975   Paychex, Inc.                           5,296,777
    37,300   Rexel, Inc.*                              592,137
    30,200   Schuller Corp.                            320,875
                                                --------------
                                                    13,501,368
--------------------------------------------------------------
Capital Goods-Technology-Telecommunications -- 0.1%
     9,200   Harris Corp., DE                          631,350
    37,500   Network Equip. Technologies*              618,750
                                                --------------
                                                     1,250,100
--------------------------------------------------------------
Chemicals -- 2.5%
    40,000   Avery Dennison Corp.                    1,415,000
   116,700   Cambrex Corp.                           3,821,925
   269,400   E.I. Dupont De Nemours, Inc.           25,424,625
    65,000   PPG Industries, Inc.                    3,648,125
    25,000   Rohm & Haas Co.*                        2,040,625
                                                --------------
                                                    36,350,300
--------------------------------------------------------------
Coal -- 0.0%
    17,000   Eastern Enterprises                       601,375
--------------------------------------------------------------
Computer Software -- 3.5%
    89,300   BMC Software, Inc.*                     3,682,375
    18,900   Cadence Design Systems, Inc.*             751,275
   160,500   Computer Associates Int'l., Inc.        7,984,875
    37,400   Compuware Corp.*                        1,874,675
   186,400   Electronic Data Systems Corp.           8,061,800
    38,000   Fair Isaac & Co., Inc.                  1,486,750
   240,000   Microsoft Corp.*                       19,830,000
    34,000   OneWave, Inc.*                            265,625
    56,000   Parametric Technology Corp.*            2,877,000
    59,000   Sterling Software, Inc.*                1,865,875
    50,000   SunGuard Data Systems, Inc.*            1,975,000
                                                --------------
                                                    50,655,250
--------------------------------------------------------------
Computer Systems -- 3.2%
   198,000   Cisco Systems, Inc.*                   12,597,750
    60,300   Compaq Computer Corp.*                  4,477,275
    75,000   Computervision Corp.*                     693,750
    21,600   Diebold, Inc.                           1,358,100
    51,000   Health Mgmt. Systems, Inc.*               714,000
    52,000   Imitation Corp.*                        1,462,500
    61,000   Lexmark Int'l. Group, Inc.*             1,685,125
     5,500   Mylex Corp.*                               68,750
    75,000   Pitney Bowes Inc.*                      4,087,500
    60,000   SCI Systems, Inc.*                      2,677,500
   290,000   Storage Technology Corp.*              13,811,250
    65,200   Sun Microsystems, Inc.*                 1,674,825
    60,000   Tandem Computers, Inc.*                   825,000
                                                --------------
                                                    46,133,325
--------------------------------------------------------------
Conglomerates -- 1.8%
    65,300   Allied Signal, Inc.                     4,375,100
    90,000   Loews Corp.                             8,482,500
    47,300   Tenneco, Inc.*                          2,134,412
    95,000   Textron, Inc.                           8,953,750
                                                --------------
                                                    23,945,762
--------------------------------------------------------------
Cosmetics and Toiletries -- 0.7%
     8,000   Alberto-Culver Co.*                       330,000
   116,500   Gillette Co.                            9,057,875
    16,200   Helen of Troy Ltd.*                       356,400
                                                --------------
                                                     9,744,275
--------------------------------------------------------------

--------------------------------------------------------------------------------

*Non-income producing security.               See notes to financial statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------
Drugs and Hospitals -- 11.8%
   182,400   Abbott Laboratories                $    9,256,800
    65,820   Allegiance Corp.                        1,818,277
   280,700   American Home Products Corp.           16,456,037
    29,100   Baxter Int'l., Inc.                     1,193,100
    27,400   Becton Dickinson & Co.                  1,188,475
   205,500   Bristol-Myers Squibb Corp.             22,348,125
    88,496   Eli Lilly & Co., Inc.                   6,460,208
    62,500   Genesis Health Ventures, Inc.*          1,945,312
    97,377   Guidant Corp.                           5,550,489
    67,000   Integrated Health Services, Inc.        1,633,125
   582,400   Johnson & Johnson                      28,974,400
    81,300   Kinetic Concepts, Inc.                    995,925
    38,900   Manor Care, Inc.*                       1,050,300
    82,200   Mariner Health Group, Inc.*               688,425
   382,300   Merck & Co., Inc.                      30,297,275
    60,000   Old Republic Int'l. Corp.*              1,605,000
   198,800   Pfizer, Inc.                           16,475,550
   141,200   Schering-Plough Corp.                   9,142,700
    33,500   Sun Healthcare Group, Inc.*               452,250
     8,000   Unitrin, Inc.                             446,000
   230,000   Universal Health Services, Inc.*        6,583,750
    47,500   Warner-Lambert Co.                      3,562,500
                                                --------------
                                                   168,124,023
--------------------------------------------------------------
Electrical Equipment -- 3.4%
    81,800   Emerson Electric Co.                    7,914,150
   414,400   General Electric Co.                   40,973,800
                                                --------------
                                                    48,887,950
--------------------------------------------------------------
Electronics and Instruments -- 0.4%
    46,000   Analogic Corp.                          1,541,000
     7,700   Ascend Communications Inc.*               478,363
    21,200   Dynatech Corp.*                           938,100
    29,500   Intergraph Corp.*                         302,375
    15,300   Sanmina Corp.*                            864,450
    21,300   Solectron Corp.*                        1,136,887
                                                --------------
                                                     5,261,175
--------------------------------------------------------------
Energy-Miscellaneous -- 0.5%
   129,500   Giant Industries, Inc.                  1,813,000
   167,104   Holly Corp.                             4,470,032
    86,500   Howell Corp.                            1,292,094
                                                --------------
                                                     7,575,126
--------------------------------------------------------------
Entertainment -- 0.1%
   131,000   Galoob Toys, Inc.*                      1,834,000
--------------------------------------------------------------
Financial-Banks -- 10.8%
   150,600   Banc One Corp.                     $    6,475,800
    22,000   Bancorp Hawaii, Inc.                      924,000
   177,300   BankAmerica Corp.                      17,685,675
   109,100   Bank of Boston Corp.                    7,009,675
    87,600   Barnett Banks, Inc.                     3,602,550
    23,000   Central & Southern Hldgs. Co.             270,250
   188,060   Chase Manhattan Corp.                  16,784,355
   336,766   Citicorp                               34,686,765
    16,500   Comerica, Inc.                            864,188
    89,200   First Bank Systems Corp.                6,087,900
    73,800   First Chicago NBD Corp.                 3,966,750
    12,400   First Empire State Corp.                3,571,200
    20,000   First Merit Corp.                         710,000
   146,400   First Union Corp.                      10,833,600
    50,475   Hubco, Inc.                             1,236,641
    30,000   Mellon Bank Corp.                       2,130,000
   109,000   Nationsbank Corp.                      10,654,750
    82,748   Norwest Corp.                           3,599,538
    15,000   Provident Bancorp., Inc.*                 510,000
    22,500   Star Banc Corp.                         2,067,188
    40,000   State Street Boston Corp.               2,580,000
   340,000   Travelers Group, Inc.                  15,427,500
    15,000   UnionBanCal Corp.*                        795,000
    12,400   Zions Bancorp.                          1,289,600
                                                --------------
                                                   153,762,925
--------------------------------------------------------------
Financial-Others -- 6.8%
   105,000   American Express Co.                    5,932,500
    16,400   Countrywide Credit Industries, Inc.*      469,450
    10,000   Duff & Phelps Cr. Rating Co.              241,250
    83,200   A.G. Edwards, Inc.                      2,797,600
    38,700   Federal Home Loan Mortgage Corp.        4,261,838
   404,500   Federal National Mortgage Assn.        15,067,625
    13,000   Financial Sec. Assur. Holdings, Ltd.      427,375
   326,000   First USA, Inc.                        11,287,750
    62,000   Franklin Resources, Inc.                4,239,250
   388,400   Green Tree Financial Corp.             15,001,950
   100,000   Jefferies Group, Inc.                   4,037,500
    57,400   McDonald & Co. Investments, Inc.        1,994,650
   151,200   Merrill Lynch & Co., Inc.              12,322,800
    52,000   J.P. Morgan & Co., Inc.                 5,076,500
   167,850   Morgan Keegan, Inc.                     2,874,431
    26,100   Morgan Stanley Group., Inc.             1,490,963
    67,300   Raymond James Financial, Inc.           2,027,412
    83,300   Salomon, Inc.*                          3,925,513
   120,000   Charles Schwab Corp.                    3,840,000
                                                --------------
                                                    97,316,357
--------------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.               *Non-income producing security.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------
Financial-Thrift -- 3.1%
    39,200   Astoria Financial Corp.            $    1,445,500
   160,000   California Federal Bancorp, Inc.*       3,920,000
    93,187   Charter One Financial, Inc.             3,913,854
     5,500   CitFed Bancorp, Inc.*                     181,500
    47,000   Coastal Bancorp, Inc.                   1,075,125
   150,199   Collective Bancorp, Inc.                5,275,740
    45,400   Commercial Federal Corp.                2,179,200
    33,000   Greenpoint Financial Corp.              1,559,250
    76,000   Long Island Bancorp, Inc.               2,660,000
    27,060   MAF Bancorp, Inc.                         940,335
    20,960   Pacific Crest Capital, Inc.*              241,040
   127,200   Progressive Bank, Inc.                  2,893,800
   365,243   Sovereign Bancorp, Inc.                 4,793,814
    78,000   Standard Fed. Bancorp.                  4,436,250
   187,964   TCF Financial Corp.                     8,176,434
                                                --------------
                                                    43,691,842
--------------------------------------------------------------
Food, Beverage and Tobacco -- 4.6%
   206,400   Anheuser Busch Cos., Inc.               8,256,000
    85,000   Archer-Daniels-Midland Co.              1,870,000
    70,000   Campbell Soup Co.                       5,617,500
    69,800   Coca Cola Co.                           3,385,300
    59,400   ConAgra, Inc.                           2,955,150
     4,128   Earthgrains Co.                           215,688
    50,000   Great Atlantic and Pacific Tea, Inc.*   1,593,750
    34,000   Hershey Foods Corp.                     1,487,500
    30,000   Interstate Bakeries Corp.*              1,473,750
   255,400   Philip Morris Cos., Inc.               28,764,425
    37,900   Ralston-Purina Group                    2,780,913
    12,000   Schweitzer-Mauduit Int'l., Inc.*          379,500
    38,800   Unilever NV                             6,799,700
                                                --------------
                                                    65,579,176
--------------------------------------------------------------
Footwear -- 0.4%
    88,200   Nike, Inc.                              5,269,950
--------------------------------------------------------------
Hardware and Tools -- 0.2%
   122,500   Black and Decker Corp.*                 3,690,313
--------------------------------------------------------------
Household Products -- 1.1%
    13,000   Clorox Co.*                             1,304,875
    69,040   Kimberly Clark Corp.                    6,576,060
    79,300   Procter and Gamble Co.                  8,524,750
                                                --------------
                                                    16,405,685
--------------------------------------------------------------
Insurance -- 3.5%
   105,200   Allstate Corp.                          6,088,450
    27,000   AMBAC, Inc.                             1,792,125
    74,000   Amer. Bankers Ins. Group, Inc.          3,783,250
    86,300   Amer. Int'l., Group, Inc.               9,341,975
    40,000   CMAC Investment Corp.                   1,470,000
    12,000   Enhance Finl. Svcs. Group, Inc.           438,000
    40,500   Executive Risk, Inc.                    1,498,500
    15,400   General Re Corp.                        2,429,350
    38,100   ITT Hartford Group, Inc.                2,571,750
    35,000   Jefferson Pilot Corp.                   1,981,875
    42,080   Liberty Financial Cos., Inc.            1,635,860
    67,000   MGIC Investment Corp.                   5,092,000
    30,800   Progressive Corp. of Ohio               2,075,150
    28,000   ReliaStar Financial Group*              1,617,000
    92,250   State Auto Financial Corp.              1,660,500
    63,000   Sun America, Inc.                       2,795,625
    38,500   Travelers Aetna Ppty. Cas. Corp.        1,361,938
                                                --------------
                                                    47,633,348
--------------------------------------------------------------
Lodging -- 0.2%
   175,000   Prime Hospitality Corp.*                2,821,875
--------------------------------------------------------------
Machinery and Equipment -- 1.4%
    94,800   Caterpillar, Inc.                       7,133,700
    88,400   Deere and Co.                           3,591,250
    51,200   Illinois Tool Works, Inc.               4,089,600
    50,000   JLG Industries, Inc.                      800,000
    30,800   Robbins and Myers, Inc.                   770,000
    60,000   York Int'l., Corp.                      3,352,500
                                                --------------
                                                    19,737,050
--------------------------------------------------------------
Merchandising-Department Stores -- 0.5%
    65,000   Carson Pirie Scott & Co.*               1,641,250
    40,000   Dollar General Corp.                    1,280,000
   330,200   K Mart Corp.*                           3,425,825
    16,000   MacFrugals Bargains Closeouts*            418,000
    13,000   Mercantile Stores, Inc.*                  641,875
                                                --------------
                                                     7,406,950
--------------------------------------------------------------

--------------------------------------------------------------------------------
*Non-income producing security.               See notes to financial statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------
Merchandising-Drugs -- 0.4%
    52,000   DS Revco, Inc.*                    $    1,924,000
    56,200   Value Health, Inc.*                     1,095,900
    75,000   Walgreen Co.                            3,000,000
                                                --------------
                                                     6,019,900
--------------------------------------------------------------
Merchandising-Food -- 0.8%
    57,000   Kroger Co.*                             2,650,500
    44,000   Richfood Holdings, Inc.                 1,067,000
    87,500   Safeway, Inc.*                          3,740,625
    57,000   Supervalu, Inc.*                        1,617,375
    29,000   Vons Cos., Inc.*                        1,736,375
                                                --------------
                                                    10,811,875
--------------------------------------------------------------
Merchandising-Special -- 0.3%
   113,600   Claire's Stores, Inc.                   1,476,800
    23,900   Friedman's, Inc.*                         352,525
    83,560   Host Marriott Services Corp.*             762,485
    35,000   Pier 1 Imports, Inc.                      616,875
    10,000   Ross Stores, Inc.                         500,000
    20,000   Tiffany & Co.                             732,500
                                                --------------
                                                     4,441,185
--------------------------------------------------------------
Metals and Mining -- 0.5%
   130,000   ASARCO, Inc.*                           3,233,750
   115,100   Bethlehem Steel Corp.*                  1,035,900
    62,900   Cyprus Amax Minerals Co.*               1,470,288
    50,000   USX Steel Group*                        1,568,750
                                                --------------
                                                     7,308,688
--------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.4%
    59,200   Cognizant Corp.*                        1,953,600
    24,000   Interpublic Group Cos., Inc.*           1,140,000
    55,000   A.C. Nielson Corp.*                       831,875
    35,000   Omnicom Group                           1,601,250
                                                --------------
                                                     5,526,725
--------------------------------------------------------------
Natural Gas-Diversified -- 0.9%
   260,000   Enserch Corp.                           5,980,000
   158,300   Mitchell Energy & Dev. Corp.            3,502,387
    60,000   PanEnergy Corp.                         2,700,000
    43,000   Western Gas Res., Inc.                    827,750
                                                --------------
                                                    13,010,137
--------------------------------------------------------------
Oil and Gas Producing -- 5.3%
   200,000   Alberta Energy Ltd.*                    4,800,000
   194,400   Apache Corp.                            6,876,900
   121,900   Basin Exploration, Inc.*                  761,875
   207,100   Tom Brown, Inc.*                        4,323,212
    90,000   Cairn Energy USA, Inc.*                   900,000
   185,000   Chieftain Int'l., Inc.*                 4,810,000
   153,000   Devon Energy Corp.                      5,316,750
    50,200   Diamond Offshore Drilling, Inc.*        2,861,400
   301,400   Enron Oil and Gas Co.                   7,610,350
   290,000   Enserch Exploration, Inc.*              3,407,500
    38,100   Forcenergy Gas Exploration, Inc.*       1,381,125
    54,700   Petroleum Sec. Australia Ltd.*          1,244,425
   497,300   Petromet Resources Ltd.*                1,056,762
    79,700   Pogo Producing Co.                      3,765,825
   770,000   Ranger Oil Ltd.*                        7,603,750
   245,000   Rigel Energy Corp.*                     2,434,688
   305,536   Seagull Energy Corp.*                   6,721,792
   127,600   St. Mary Land & Exploration Co.         3,174,050
    39,300   Snyder Oil Corp.                          682,838
    54,966   Union Pacific Resources Group, Inc.     1,607,756
    62,278   United Meridian Corp.*                  3,222,887
    13,400   Vintage Petroleum, Inc.                   462,300
   170,000   Wainoco Oil Ltd.*                         531,250
                                                --------------
                                                    75,557,435
--------------------------------------------------------------
Oil and Gas Services -- 3.1%
    20,800   Cliffs Drilling Co.*                    1,315,600
    17,000   Cooper Cameron Corp.*                   1,300,500
    70,000   ENSCO Int'l., Inc.*                     3,395,000
    60,500   Halliburton Co.                         3,645,125
   179,200   Input/Output, Inc.*                     3,315,200
   329,400   Nabors Industries, Inc.*                6,340,950
   130,000   Noble Drilling Corp.*                   2,583,750
   124,700   Offshore Logistics, Inc.*               2,416,063
    60,000   Pride Petroleum Services, Inc.*         1,395,000
   107,800   Schlumberger Ltd.                      10,766,525
   130,000   Smith Int'l., Inc.*                     5,833,750
    72,400   Varco Int'l., Inc.*                     1,674,250
                                                --------------
                                                    43,981,713
--------------------------------------------------------------
Oil-Integrated-Domestic -- 1.7%
    74,800   Amoco Corp.                             6,021,400
    54,500   Atlantic Richfield Co.                  7,221,250
   120,000   Murphy Oil Corp.                        6,675,000
   284,000   Tesoro Petroleum, Inc.*                 3,976,000
                                                --------------
                                                    23,893,650
--------------------------------------------------------------
Oil-Integrated-International -- 5.8%
   168,800   Chevron Corp.                          10,972,000
   312,200   Exxon Corp.                            30,595,600
    70,900   Mobil Corp.                             8,667,525
   126,700   Royal Dutch Petroleum Co.              21,634,025
   109,200   Texaco, Inc.                           10,715,250
                                                --------------
                                                    82,584,400
--------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.               *Non-income producing security.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------
Paper and Forest Products -- 1.0%
    50,000   Caraustar Industries, Inc.         $    1,662,500
   331,500   Rayonier, Inc.                         12,721,312
                                                --------------
                                                    14,383,812
--------------------------------------------------------------
Photography -- 0.5%
    86,100   Eastman Kodak Co.                       6,909,525
--------------------------------------------------------------
Publishing-News -- 0.2%
    55,000   A.H. Belo Corp.                         1,918,125
     2,500   Washington Post Co.                       837,813
                                                --------------
                                                     2,755,938
--------------------------------------------------------------
Railroads -- 0.8%
    40,301   Burlington Northern Santa Fe            3,480,999
    45,800   Norfolk Southern Corp.*                 4,007,500
    64,900   Union Pacific Corp.                     3,902,113
                                                --------------
                                                    11,390,612
--------------------------------------------------------------
Semiconductor -- 2.3%
    58,500   Applied Magnetics Corp.*                1,747,687
   233,900   Intel Corp.*                           30,626,281
                                                --------------
                                                    32,373,968
--------------------------------------------------------------
Textile-Apparel and Production -- 0.5%
    72,200   Fruit of the Loom, Inc.*                2,734,575
    46,100   Russell Corp.                           1,371,475
    43,000   V.F. Corp.                              2,902,500
                                                --------------
                                                     7,008,550
--------------------------------------------------------------
Transportation-Miscellaneous -- 0.0%
   114,200   Maritrans, Inc.                           699,475
--------------------------------------------------------------
Truckers -- 0.0%
    18,000   FRP Pptys., Inc.*                         459,000
--------------------------------------------------------------
Utilities-Communications -- 1.0%
    76,600   Ameritech Corp.                         4,643,875
   106,100   Bellsouth Corp.                         4,283,787
    71,100   SBC Communications, Inc.                3,679,425
    41,100   Sprint Corp.                            1,638,862
    24,000   360 Communications Co.*                   555,000
                                                --------------
                                                    14,800,949
--------------------------------------------------------------
Utilities-Gas and Pipeline -- 0.1%
    45,000   KN Energy, Inc.                         1,766,250
--------------------------------------------------------------
             Total Common Stocks
              (Cost $997,724,343)                1,345,276,138
--------------------------------------------------------------

--------------------------------------------------------------
Repurchase Agreement -- 5.5%
--------------------------------------------------------------

--------------------------------------------------------------
Principal                              Maturity
Amount                                   Date            Value
--------------------------------------------------------------
$79,179,000   State Street Bank & Trust
              repurchase agreement,
              dated 12/31/96, maturity
              value $79,216,940
              5.75%, due 1/2/97
              (collateralized by
              $80,055,000 U.S. Treasury
              Notes, 6.00% due
              5/31/98)                  1/2/97  $   79,179,000
--------------------------------------------------------------
              Total Repurchase Agreement
               (Cost $79,179,000)                   79,179,000
--------------------------------------------------------------
Total Investments -- 99.7%
  (Cost $1,076,903,343)                          1,424,455,138
Cash, Receivables and Other Assets
  Less Payables--0.3%                                3,736,234
--------------------------------------------------------------
Net Assets -- 100.0%                            $1,428,191,372
--------------------------------------------------------------


--------------------------------------------------------------------------------
*Non-income producing security.               See notes to financial statements.

--------------------------------------------------------------
Financial Statements
--------------------------------------------------------------

o    The Guardian Park Avenue Fund

--------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------
Assets
  Investments, at identified cost*              $1,076,903,343
==============================================================
  Investments, at market                         1,345,276,138
  Repurchase agreement                              79,179,000
--------------------------------------------------------------
        Total Investments                        1,424,455,138
--------------------------------------------------------------
  Cash                                                      22
  Receivable for securities sold                    32,066,379
  Receivable for fund shares sold                    5,022,025
  Dividends receivable                               1,705,117
  Interest receivable                                   17,758
--------------------------------------------------------------
        Total Assets                             1,463,266,439
--------------------------------------------------------------
Liabilities
  Payable for securities purchased                  21,011,921
  Distributions payable                              4,769,564
  Payable for shares redeemed                        6,385,750
  Accrued expenses                                     365,762
  Due to affiliates                                  2,542,070
--------------------------------------------------------------
        Total Liabilities                           35,075,067
--------------------------------------------------------------
        Net Assets                              $1,428,191,372
==============================================================
Components of Net Assets
  Shares of beneficial interest of $0.01
    par value outstanding (unlimited number
    of shares authorized);
     Class A                                    $      367,246
     Class B                                             9,501
  Paid-in capital                                1,051,942,167
  Accumulated net realized gain on
    investments                                     28,320,663
  Net unrealized appreciation of investments       347,551,795
--------------------------------------------------------------
        Net Assets                              $1,428,191,372
==============================================================
Net Assets:
  Class A                                       $1,392,185,697
  Class B                                           36,005,675
--------------------------------------------------------------
Shares of beneficial interest of $0.01 par value
  Class A                                           36,724,597
  Class B                                              950,095
--------------------------------------------------------------
Net Asset Value Per Share
  Class A                                       $        37.91
  Class B                                       $        37.90
--------------------------------------------------------------
Maximum Offering Price Per Share
  Class A Only (Net Asset Value x 104.71)**     $        39.70
--------------------------------------------------------------
*    Includes repurchase agreement.
** Based on sale of less than $100,000. On sales of $100,000 or more, the offering price is reduced.

--------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------
Year Ended December 31, 1996
--------------------------------------------------------------
Investment Income:
  Income:
    Dividends                                   $   19,019,449
    Interest                                         4,185,365
    Other income                                        46,889
--------------------------------------------------------------
                                                    23,251,703
  Less: Foreign tax withheld                            54,912
--------------------------------------------------------------
      Total Income                                  23,196,791
--------------------------------------------------------------
  Expenses:
    Investment advisory fees-- Note 2                5,851,464
    12b-1 fees-- Note 3                                570,546
    Administrative fees                              1,106,372
    Transfer agent fees                              1,278,475
    Custodian fees                                     236,597
    Printing fees                                      139,575
    Registration fees                                  136,561
    Audit fees                                          20,500
    Trustees' fees-- Note 2                             18,300
    Legal fees                                          12,296
    Insurance expense                                    9,028
    Other                                                  705
--------------------------------------------------------------
      Total Expenses                                 9,380,419
--------------------------------------------------------------
  Net Investment Income                             13,816,372
--------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS -- NOTE 5
    Net realized gain on investments
      -- Note 1                                    140,062,592
    Net change in unrealized appreciation
      of investments-- Note 5                      128,623,359
--------------------------------------------------------------
      Net Realized and Unrealized Gain on
        Investments                                268,685,951
--------------------------------------------------------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                 $  282,502,323
==============================================================


--------------------------------------------------------------------------------
See notes to financial statements.               *Non-income producing security.

The Guardian Park Avenue Fund
(Continued)

--------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------

                                     Year Ended December 31,
                                   ---------------------------
                                       1996           1995
--------------------------------------------------------------
Increase/(Decrease) in Net Assets:
From Operations:
  Net investment income            $ 13,816,372   $  8,735,936
  Net realized gain on
    investments                     140,062,592     84,973,348
  Net change in unrealized
    appreciation of investments     128,623,359    138,277,500
--------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from
  Operations                        282,502,323    231,986,784
--------------------------------------------------------------
Distributions to Shareholders:
  Net investment income:
    Class A                         (13,778,621)    (8,718,311)
    Class B                             (37,751)          --
  Distributions in excess on
    net investment income:
    Class A                            (358,731)          --
    Class B                              (7,535)          --
  Net realized gain on
    investments:
    Class A                        (146,944,706)   (48,212,589)
    Class B                          (2,841,272)          --
--------------------------------------------------------------
  Total Distributions to
    Shareholders                   (163,968,616)   (56,930,900)
--------------------------------------------------------------
From Capital Share Transactions:
  Net increase in net assets
    from capital share
    transactions -- Note 6
      Class A                       301,588,369    156,301,684
      Class B                        35,794,701           --
--------------------------------------------------------------
                                    337,383,070    156,301,684
--------------------------------------------------------------
Net Increase in Net Assets          455,916,777    331,357,568

Net Assets:
Beginning of year                   972,274,595    640,917,027
--------------------------------------------------------------
End of year*                      1,428,191,372    972,274,595
==============================================================
* Includes undistributed net
  investment income of           $         --     $       --

--------------------------------------------------------------------------------
                                               See notes to financial statements

-----------------------------------
Notes to
Financial Statements
-----------------------------------
December 31, 1996

o    The Guardian Park Avenue Fund

Note 1. Accounting Policies

The Guardian Park Avenue Fund (the Fund) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). GPAF, originally organized as a Delaware corporation in 1970, was reorganized into a Massachusetts business trust on April 28, 1989. On December 30, 1992, a majority of the outstanding shares of GPAF voted in favor of reorganizing the Fund as a series of the Park Avenue Portfolio, also a Massachusetts business trust. The reorganization is expected to be effected in February, 1993. Significant accounting policies of the Fund are as follows:

     GPAF, GAAF, GBGIF and GCMF (the Funds) offer two classes of shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.50% and a continuing administrative fee of up to .25% on an annual basis. Class B shares are sold without an initial sales charge but are subject to a distribution fee of .75% and an administrative fee of up to .25% on an annual basis, and a contingent deferred sales load (CDSL) of 4% imposed on certain redemptions. The two classes of shares for each fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Equity and debt securities listed on domestic exchanges are valued at the closing sales prices on such exchanges, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available, such as mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. Repurchase agreements are carried at cost which approximates market value (see Note 4). Investment transactions are recorded on the date of purchase or sale.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution, administrative and transfer agent fees were the only class-specific expenses.

Distributions to Shareholders

GPAF distributes each year as dividends or capital gains distributions substantially all realized earnings by the Fund, if any.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles
(GAAP). Differences between the recognition of income on an income tax basis and a GAAP basis may cause temporary over distributions of net realized gains and net investment income.

Federal Income Taxes

The Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code) and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 1996, the Fund reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain on investments. Increases (decreases) to the various capital accounts were as follows:

                   Undistributed               Accumulated
  Paid-in         net investment         net realized gain/loss
  capital             income                 on investments
  -------         --------------         ----------------------
$(683,284)           $366,266                   $317,018

Note 2. Investment Advisory Agreements
and Payments to Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America. The investment advisory agreement provides, among other things, for the quarterly payment by the Fund of a fee calculated at an annual rate of .50% of the average daily net assets of the Fund.

     In addition, pursuant to the investment advisory agreement, if total expenses of the Fund, as defined, exceed 1% per annum of the average daily net asset value of the Fund, GISC has agreed to assume any such excess. Total expenses of the Fund did not exceed this limitation for the year ended December 31, 1996.

     The aggregate remuneration paid by the Fund to its unaffiliated trustees ($500 per meeting plus and annual stipend of $1,000) amounted to $18,300 for the year ended December 31, 1996.

     Certain officers and trustees of the Fund are affiliated with GISC.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Portfolio Funds on behalf of both classes of shares, each of the Portfolio Funds pays GISC an administrative services fee up to an annual rate of .25% of the average daily net assets. GPAF currently pays GISC up to .15% on an annual basis, of its average daily net assets. For the year ended December 31, 1996, such fees incurred under the Agreement based on the average daily net assets of Class A and Class B shares were as follows:

                                     Class A       Class B
                                     -------       -------
Park Avenue Fund .............     $1,087,354      $19,018

Note 3. Underwriting Agreement and
Distribution Plan

The Fund has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Fund. As compensation for its services, GISC received aggregate sales commissions of $4,205,282 for the year ended December 31, 1996.

     Under a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Multiple Class Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of the Fund.

     For the year ended December 31, 1996, such charges were as follows:

                                     Class A       Class B
                                     -------       -------
Park Avenue Fund .............      $513,750       $56,796

     The Fund has also entered into a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with GISC on behalf of the Class A shares. Effective May 1, 1996, the Plan has been made dormant and no 12b-1 fees are authorized to be paid in connection with sales of Class A shares.

     GISC is entitled to retain any CDSL imposed on certain redemptions. For the year ended December 31, 1996, such charges were $6,448.

Note 4. Repurchase Agreements

Collateral under repurchase agreements take the form of either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees evaluates the creditworthiness of broker-dealers and banks engaged in repurchase agreements with the Fund. The Fund will not enter into repurchase agreements for more than one week's duration (or invest in any other securities which are not readily marketable) if more than 10% of its net assets would be so invested. On December 30, 1992, the shareholders of GPAF voted to amend the Fund's fundamental investment policies to permit up to 15% of the Fund's net assets to be invested in securities which are not readily marketable, including repurchase agreements which mature in more than seven days.

Note 5. Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $885,822,928 and $702,242,362, respectively, during the year ended December 31, 1996.

     Gross unrealized appreciation and depreciation of investments aggregated $356,005,274 and $8,453,479, respectively, resulting in net unrealized appreciation of $347,551,795 at December 31, 1996.

     The cost of investments owned at December 31, 1996 for Federal income tax purposes was the same for financial reporting purposes.

Note 6. Fund Shares

Transactions in Fund Shares were as follows:

o    The Guardian
     Park Avenue Fund            Year Ended December 31, 1996
                                 -----------------------------
                                    Shares          Amount
--------------------------------------------------------------
Shares sold:
    Class A                        64,654,097   $ 331,495,449
    Class B                           893,821      33,652,331
Shares issued to shareholders in
  reinvestment of dividends from
  net investment income and net
  realized gains:
    Class A                         4,095,860     154,626,271
    Class B                            73,790       2,826,851
--------------------------------------------------------------
                                   69,717,568     522,600,902
Less shares repurchased:
  Class A                         (60,643,315)   (184,533,351)
  Class B                             (17,517)       (684,481)
--------------------------------------------------------------
  Net Increase                      9,056,736   $ 337,383,070
==============================================================


o    The Guardian
     Park Avenue Fund            Year Ended December 31, 1995
                                 -----------------------------
                                    Shares          Amount
--------------------------------------------------------------
Shares sold:
  Class A                           7,677,062   $ 248,191,463
  Class B                                --              --
Shares issued to shareholders in
  reinvestment of dividends from
  net investment income and net
  realized gains:
    Class A                         1,609,384      54,438,335
    Class B                              --              --
--------------------------------------------------------------
                                    9,286,446     302,629,798
Less shares repurchased:
  Class A                         (4,502,822)    (146,328,114)
  Class B                               --               --
--------------------------------------------------------------
  Net Increase                     4,783,624    $ 156,301,684
==============================================================

Note 7. Line of Credit

A $20,000,000 line of credit available to The Guardian Park Avenue Fund and the other related Guardian Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1996, the Fund had not borrowed against this line of credit.

---------------------------------------------
Financial Highlights
---------------------------------------------

o    The Guardian Park Avenue Fund

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

==================================================================================================================================
                                                                            -------
                                                                            Class A
                                                                            -------

                                                                    Year Ended December 31,
                           -------------------------------------------------------------------------------------------------------
                               1996          1995         1994         1993         1992         1991         1990         1989
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                   $     33.97    $   26.89    $   28.63    $   25.17    $   22.23    $   18.26    $   21.56    $   20.46
----------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment
    income                        0.42         0.33         0.31         0.50         0.45         0.65         0.68         0.92
  Net realized and
    unrealized gain/
    (loss) on
    investments                   8.41         8.87        (0.72)        4.56         4.05         5.71        (3.28)        3.88
----------------------------------------------------------------------------------------------------------------------------------
  Net increase/
    (decrease) from
    investment
    operations                    8.83         9.20        (0.41)        5.06         4.50         6.36        (2.60)        4.80
----------------------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders
  Dividends from net
    investment income            (0.42)       (0.33)       (0.31)       (0.50)       (0.44)       (0.66)       (0.70)       (0.98)
  Distributions in excess
    of net investment
    income                       (0.01)        --           --           --           --           --           --           --
  Distributions from
    net realized gain
    on investments               (4.46)       (1.79)       (1.02)       (1.10)       (1.12)       (1.73)        --          (2.72)
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions            (4.89)       (2.12)       (1.33)       (1.60)       (1.56)       (2.39)       (0.70)       (3.70)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period            $     37.91    $   33.97    $   26.89    $   28.63    $   25.17    $   22.23    $   18.26    $   21.56
----------------------------------------------------------------------------------------------------------------------------------
Total return*                    26.49%       34.28%       (1.44%)      20.28%       20.48%       35.16%      (12.21%)      23.66%
==================================================================================================================================
Ratios/supplemental data:
  Net assets, end of
    period (000's
    omitted)               $ 1,392,186    $ 972,275    $ 640,917    $ 560,193    $ 335,660    $ 270,095    $ 216,457    $ 228,190
  Ratio of expenses
    to average net
    assets                        0.79%        0.81%        0.84%        0.81%        0.68%        0.67%        0.69%        0.70%
  Ratio of net
    investment income
    to average net
    assets                        1.19%        1.07%        1.15%        1.89%        1.94%        2.96%        3.51%        4.01%
  Portfolio turnover
    ratio                           81%          78%          54%          46%          64%          57%          47%          47%
  Average rate of
    commissions
    paid**                 $     0.047
==================================================================================================================================


======================================================================
                                    -------               -------
                                    Class A               Class B
                                    -------               -------

                            Year Ended December 31,    May 1, 1996++
                           -------------------------    to December
                                 1988         1987       31, 1996
----------------------------------------------------------------------
Net asset value,
  beginning of
  period                      $   18.63    $   20.74    $  36.26
----------------------------------------------------------------------
Income from investment
  operations
  Net investment
    income                         0.60         0.47        0.05
  Net realized and
    unrealized gain/
    (loss) on
    investments                    3.23         0.20        6.10
----------------------------------------------------------------------
  Net increase/
    (decrease) from
    investment
    operations                     3.83         0.67        6.15
----------------------------------------------------------------------
Distributions to
  shareholders
  Dividends from net
    investment income             (0.55)       (0.60)      (0.05)
  Distributions in excess
    of net investment
    income                         --           --          --
  Distributions from
    net realized gain
    on investments                (1.45)       (2.18)      (4.46)
----------------------------------------------------------------------
  Total distributions             (2.00)       (2.78)      (4.51)
----------------------------------------------------------------------
Net asset value,
  end of period               $   20.46    $   18.63    $  37.90
----------------------------------------------------------------------
Total return*                     20.78%        2.95%      17.35%
======================================================================
Ratios/supplemental data:
  Net assets, end of
    period (000's
    omitted)                  $ 176,000    $ 157,045    $ 36,006
  Ratio of expenses
    to average net
    assets                         0.69%        0.68%       1.77%+
  Ratio of net
    investment income
    to average net
    assets                         2.82%        2.08%       0.04%+
  Portfolio turnover
    ratio                            58%          50%         81%
  Average rate of
    commissions
    paid**                                              $  0.047
======================================================================
*    Excludes effect of sales load.
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
+    Annualized.
++   Commencement of operations.

---------------------------------------------
Report of Ernst & Young LLP
Independent Auditors
---------------------------------------------

Board of Trustees and Shareholders
The Guardian Park Avenue Fund

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Guardian Park Avenue Fund as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ ERNST & YOUNG LLP




New York, New York
February 7, 1997

[LOGO]  The Guardian(R)

        The Guardian
        Insurance & Annuity
        Company, Inc.

        A wholly owned subsidiary of
        The Guardian Life Insurance
        Company of America

        Annual Report
        to Contractowners


        [GRAPHIC OMITTED]


        Value Guard


        The Guardian/Value Line
        Separate Account


        Executive Offices
        201 Park Avenue South
        New York, NY 10003

        Customer Service Office
        P.O. Box 26210
        Lehigh Valley, PA 18002-6210
        1-800-221-3253

        December 31, 1996



[LOGO]  The Guardian (R)                                       BULK RATE MAIL
                                                               U.S. POSTAGE PAID
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        201 Park Avenue South                                  NEWARK, NJ
        New York, NY 10003